--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                               New Asia Fund
--------------------------------------------------------------------------------
                                 April 30, 1998
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

New Asia Fund

* The bear market in East Asian equities continued during the six months ended April 30, although some currencies rebounded from depressed levels.

* The fund's returns were negative for the 6- and 12-month periods but compared favorably with the even steeper losses of its Morgan Stanley benchmark and the average competitor fund.

* The fund benefited from increased holdings in Taiwan and India, both of which held up better than most other Asian stock markets.

* We continued to focus on Hong Kong, home of some of the region's strongest companies.

* We believe the investing environment will remain difficult in Asia, but it offers interesting opportunities that should bear fruit as needed reforms are made.

Fellow Shareholders

     The past six months saw a continuation of the savage bear market that began in the summer of 1997. Although the hardest-hit Asian currencies rebounded in early 1998 after some IMF programs were instituted in the more troubled economies, the period ending April 30, 1998, saw markets broadly down about 12%. Were it not for the positive performance of many currencies against the U.S. dollar, the decline would have been worse.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 4/30/98                   6 Months            12 Months
--------------------------------------------------------------------------------
New Asia Fund                             -4.89%              -33.58%
MSCI All Country Far East
Free Ex-Japan                            -11.87               -41.50
Lipper Pacific Ex-Japan
Funds Average                            -10.92               -34.79
================================================================================

     The value of the fund's assets fell 4.89% over the past six months. The difficult conditions of recent months were reflected in the much steeper losses recorded by the Morgan Stanley Capital Inter-national benchmark and by the average competitor fund, both shown in the table. Your fund's better showing can be attributed to increased investments in Taiwan and India, which performed relatively well during the period, to favorable stock selection, and to our cash position of about 8%. For the 12-month period, the fund lost one-third of its value, which was marginally better than the average competitor fund and quite a bit better than the MSCI benchmark.

PORTFOLIO REVIEW

     We continued to focus on HONG KONG, maintaining a weighting in the 44% to 46% range over the last six months. Hong Kong remains the fund's largest country exposure because companies there are some of the most financially sound in the region and because of our present lack of enthusiasm for most other Asian markets. Hong Kong's econ-omy, however, should decelerate further as trade flows around the region slow. In addition, asset deflation, particularly of property, has commenced due to a high interest rate environment, which is in itself a result of the Hong Kong Monetary Authority's determination to defend the Hong Kong dollar peg to the U.S. dollar. We believe that the Authority will hold fast to the policy of a pegged currency, which gives some stability to the Hong Kong economy not seen in other parts of Asia.

================================================================================
Market Performance
--------------------------------------------------------------------------------
In U.S. Dollar Terms
Periods Ended 4/30/98                  6 Months            12 Months
--------------------------------------------------------------------------------
China Free                              -29.84%              -40.37%
Hong Kong                                -9.62               -25.27
India                                    -1.51                 0.01
Malaysia                                -14.13               -60.69
Philippines                               6.13               -46.20
Singapore                                -3.18               -24.22
South Korea                             -19.86               -49.21
Taiwan                                    1.13               -20.87
Thailand                                 -4.14               -59.25
Source: FAMEInformation Services, Inc.; using MSCI indices.
================================================================================

     In Hong Kong, as elsewhere in Asia, we have shied away from large exposure to financials and property. Where we do have holdings in these areas (CHEUNG KONG, HSBC, NEW WORLD DEVELOPMENT), we have tried to focus only on companies with very solid balance sheets. Because of the strength of their franchise and management skills, such companies can still make a decent profit in a depressed environment. They are also well placed to capitalize on China's tremendous long-term potential. Since our last report to you on October 31, 1997, we sold out of smaller, more marginal industry players (LAI SUN DEVELOPMENT, GUOCO, HYSAN DEVELOPMENT) in favor of these larger companies that stand to benefit competitively from any shakeout resulting from the economic downturn.

     Although CHINA has also been experiencing an economic slowdown and some price deflation in traded goods and assets like property, the economy has been relatively resilient. The closed nature of the econ-omy and capital account has proved to be a strength in the current environment, and China has not been subjected to the severe withdrawal of short-term capital flows as has the rest of Asia. In terms of capturing market share of both foreign direct investment and exports, China has gained from its neighbors' instability. This bodes well for the Chinese currency, the renminbi, which China's leaders have pledged to keep stable. The fund's holdings in China, about 4% of assets, remain concentrated in infrastructure companies such as HUANENG POWER and CHINA TELECOM (listed and traded in Hong Kong).

     We steadily increased our exposure to TAIWAN, again on the basis of that economy's relative strength and the quality of its companies, many of which are competitive players in the world market, particularly in technology. Taiwan now composes around 13% of fund assets, still below the weighting in the benchmark but significantly higher than our 7% exposure six months ago. The fund's exposure to Taiwan technology companies contributed positively to performance over the period.

     [Geographic Diversification pie chart showing Hong Kong 46%, Taiwan 13%, India 11%, Malaysia 4%, China 4%, Singapore 3%, Thailand 3%, Other and Reserves 16%.]

     Our exposure to INDIA rose steadily over the past six months, and India now accounts for 11% of the fund's assets, up from 8% last October. The reform process there remains on track in spite of another change in the coalition government ruling the country. Key financial sector reforms have meant that, for the first time in modern Indian history, capital has been allocated and priced on an economic basis. This simple change, along with increasing competition, is forcing Indian companies to focus more on issues like increasing shareholder value. In essence, as in the U.S., a more profitable and focused company should be better able to defend its franchise and finance its growth. We have identified several companies that fit into this category, most of which (MAHANAGAR TELEPHONE, RANBAXY, ICICI, HOUSING DEVELOPMENT FINANCE) are strong domestic franchises also benefiting from the thinning ranks of weaker competitors. The fund's exposure to Indian companies was one of the major positive contributors to performance over the period. (After the close of the reporting period, some Indian stocks sold off following reports of the government's nuclear tests, but our holdings were relatively unscathed. We believe this weakness presents some buying opportunities.)

     Our exposure to the rest of Asia, with the exception of the PHILIPPINES, has been pared to a bare minimum. Together SINGAPORE, INDONESIA, MALAYSIA, THAILAND, the Philippines, and KOREA account for around 15% of the fund's assets versus nearly 23% six months ago and compared with a combined MSCI benchmark weight of around 40%. As before, we have focused on cash-generating businesses with strong enough balance sheets and management to withstand a severe downturn and the inevitable increase in competition that should come with the recapitalization of these economies by foreign companies. The severe deflation that is hitting Southeast Asian property and other speculative asset classes will continue to exert tremendous pressure on local banks, so your fund has no exposure to these areas except for small holdings in the Philippines (BANK OF THE PHILIPPINE ISLANDS, AYALA LAND), where we expect the downturn's effects to be less vicious.

================================================================================
Industry Diversification
--------------------------------------------------------------------------------
                                           Percent of Net Assets
                                       10/31/97              4/30/98
--------------------------------------------------------------------------------
Finance                                   34.2%                27.0%
Services                                  19.1                 24.2
Energy                                     9.5                 10.6
Multi-industry                            11.9                 10.4
Consumer Goods                             5.3                  8.1
Capital Equipment                          4.1                  7.4
Materials                                  1.8                  1.0
Reserves                                  14.1                 11.3
--------------------------------------------------------------------------------
Total                                    100.0%               100.0%
================================================================================

OUTLOOK

     The key external factors of the region's eventual recovery are the supportive atmosphere of the international capital markets, whose liquidity is badly needed to recapitalize the regional economies, and the buoyancy of European and American economies, which buy Asian-produced goods. Obviously, the addition of an economic revival in Japan would also aid the recovery process.

     However, based purely on the necessary internal adjustments taking place-in Southeast Asia, Korea, and Japan-we expect the region's overall environment to remain difficult in 1998 and probably 1999. The most publicized angle of the crisis, namely the bailout of financial systems, will probably result in a very large burden on creditors, stockholders, and the Asian tax-paying public-possibly the most costly bailout yet seen. The full cost of this exercise is still unknown, due to the slowness of governments to forcefully execute announced measures such as selling failed assets and restructuring domestic corporations.

     Some of the  changes  sweeping  Asia are also likely to be  momentous.  The traditional model of economic growth-close links between government and business; the complicity of labor; the export-driven, market-share-oriented growth strategy at the expense of domestic consumption-will be reexamined in the coming months via public debate and perhaps by new political leadership. The mettle of Asian corporations that have traditionally enjoyed a large degree of protection is also likely to be tested by the market deregulation that will inevitably accompany Asia's recapitalization. Overall, this process is likely to cause a greater degree of uncertainty about future economic policy than perhaps we have had in the past. This, in turn, will probably translate into a generally higher risk premium for Asian investments and continued volatility in Asian currencies.

     Tremendous upside, however, will eventually come from those specific Asian companies that are able to change, restructure, and refocus to meet these challenges and perhaps become globally competitive. Our challenge is to identify these future winners in what is still a very fluid environment. Weak markets offer the opportunity to pick and choose these companies in a gradual and selective manner. As in many parts of the world, we expect that the market will in the end separate companies into distinct classes of winners and losers, each with distinct valuation premiums and discounts. At present, we expect that many of these winners will come from Hong Kong, China, Taiwan, and India, although there have also been some encouraging developments among select Korean, Thai, and Philippine companies as well.

     In summary, we do not see the Asian crisis as a one-year event, and there is likely to be further pain. But we believe the crisis presents opportunities to build a portfolio of good but currently undervalued companies that should do well when the region's underlying strengths gradually resurface.

Respectfully submitted,

/s/

Martin G. Wade
President

May 21, 1998


T. Rowe Price New Asia Fund
================================================================================

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                         4/30/98
Hutchison Whampoa, Hong Kong ........................................       8.6%
Hong Kong Telecommunications, Hong Kong .............................       5.6
Cheung Kong Holdings, Hong Kong .....................................       4.8
HSBC Holdings, Hong Kong ............................................       4.1
New World Development, Hong Kong ....................................       3.1
Dao Heng Bank Group, Hong Kong ......................................       2.8
Singapore Press, Singapore ..........................................       2.7
Mahanagar Telephone, India ..........................................       2.6
Huaneng Power International, China ..................................       2.2
CLP Holdings, Hong Kong .............................................       2.1
New World Infrastructure, Hong Kong .................................       2.0
China Telecom, Hong Kong ............................................       1.8
ITC, India ..........................................................       1.8
Industrial Credit & Investment Corporation of India, India ..........       1.8
Sun Hung Kai Properties, Hong Kong ..................................       1.8
Samsung Electronic, South Korea .....................................       1.8
Hong Kong Land Holdings, Hong Kong ..................................       1.7
Tanjong, Malaysia ...................................................       1.6
Ranbaxy Laboratories, India .........................................       1.5
Hindustan Lever, India ..............................................       1.4
Hong Kong and China Gas, Hong Kong ..................................       1.4
Cathay Life Insurance, Taiwan .......................................       1.3
Compal Electronics, Taiwan ..........................................       1.3
Swire Pacific, Hong Kong ............................................       1.3
Taiwan Semiconductor Manufacturing, Taiwan ..........................       1.2
--------------------------------------------------------------------------------
Total ...............................................................      62.3%
================================================================================

T. Rowe Price New Asia Fund
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[New Asia Fund SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                               Since   Inception
Periods Ended 4/30/98         1 Year   3 Years   5 Years   Inception        Date
--------------------------------------------------------------------------------
New Asia Fund   -33.58% -9.39%  -1.82%  4.56%   9/28/90

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price New Asia Fund
====================================================================================================================================
Unaudited

                                          For a share outstanding throughout each period#
====================================================================================================================================
Financial Highlights

                                     6 Months           Year                                                 10 Months++      Year
                                        Ended          Ended                                                     Ended       Ended
                                      4/30/98       10/31/97        10/31/96      10/31/95      10/31/94      10/31/93    12/31/92
NET ASSET VALUE
Beginning of period .............   $    5.95      $    8.64     $      8.12     $   10.07     $    9.88     $    6.34     $  5.91
Investment activities
   Net investment income ........        0.05           0.09            0.06          0.08          0.06          0.03        0.10
   Net realized and
   unrealized gain (loss) .......       (0.34)         (2.71)           0.55         (1.07)         0.36          3.51        0.56
   Total from
   investment activities ........       (0.29)         (2.62)           0.61         (0.99)         0.42          3.54        0.66
Distributions
   Net investment income ........       (0.08)         (0.06)          (0.09)        (0.07)        (0.04)         --         (0.10)
   Net realized gain ............        --            (0.01)           --           (0.89)        (0.19)         --         (0.13)
   Total distributions ..........       (0.08)         (0.07)          (0.09)        (0.96)        (0.23)         --         (0.23)
NET ASSET VALUE
End of period ...................   $    5.58      $    5.95     $      8.64     $    8.12     $   10.07     $    9.88     $  6.34
Ratios/Supplemental Data
Total return ....................       (4.89)%       (30.61)%          7.58%        (9.70)%        4.11%        55.84%      11.24%
Ratio of expenses to
average net assets ..............        1.24%+         1.10%           1.11%         1.15%         1.22%         1.29%+      1.51%
Ratio of net investment
income to average
net assets ......................        1.45%+         0.76%           0.66%         0.97%         0.85%         1.02%+      1.64%
Portfolio turnover rate .........        33.6%          41.8%           42.0%         63.7%         63.2%         40.4%+      36.3%
Average commission
rate paid .......................   $  0.0061      $  0.0063     $    0.0057            $-            $-            $-          $-
Net assets, end of period
(in millions) ...................   $     770      $     877     $     2,041     $   1,909     $   2,303     $   1,650     $   315

+    Annualized.
++   The fund' fiscal year-end was changed to 10/31.
#    All per share figures reflect the 2-for-1 stock split effective 5/27/94.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Asia Fund
================================================================================
Unaudited                                                         April 30, 1998

================================================================================
Portfolio of Investments
--------------------------------------------------------------------------------
Shares/Par      Value

In thousands

CHINA  3.6%
Common Stocks  3.6%
Guangdong Electric Power (Class B) (HKD) ..............    12,016,100    $ 6,655
Huaneng Power International (Class N) ADR (USD) * .....       773,640     17,020
Shenzhen Expressway (Class H) (HKD) * .................    15,460,000      4,241
Total China (Cost $24,865) ............................                   27,916

HONG KONG  45.6%
Common Stocks and Warrants 45.6%
Cheung Kong Holdings ..................................     5,570,000     37,033
Cheung Kong Infrastructure ............................     2,829,000      7,177
China Telecom .........................................     7,396,000     14,036
CLP Holdings ..........................................     3,303,000     15,863
Dao Heng Bank Group ...................................     7,236,260     21,393
Dickson Concepts International ........................     1,122,500      1,551
Esprit Holdings .......................................     8,277,000      3,286
Giordano International ................................     5,826,000      1,354
Great Eagle Holdings ..................................     2,346,000      3,150
Great Eagle Holdings, Warrants, 11/30/98* .............       353,000         10
HKR International .....................................     7,898,144      4,741
HSBC Holdings .........................................     1,112,678     31,746
Hong Kong and China Gas ...............................     7,943,700     10,819
Hong Kong and China Gas, Warrants, 9/30/99* ...........       315,350         25
Hong Kong & Shanghai Hotels, Warrants, 12/10/98* ......       274,998          0
Hong Kong Land Holdings (USD) .........................     9,143,950     12,893
Hong Kong Telecommunications ..........................    23,141,977     43,320
Hutchison Whampoa .....................................    10,653,000     65,876
Lai Sun Hotels International, Warrants, 4/30/99* ......       652,286          5
Legend Holdings .......................................     5,648,000      2,424
New World Development .................................     8,274,507     23,554
New World Infrastructure ..............................     7,009,200     15,066
QPL International .....................................     5,503,000      2,380
Sa Sa International Holdings ..........................    13,344,000      2,498
Smartone Telecommunications ...........................     2,948,000      7,745
Sun Hung Kai Properties ...............................     2,303,000     13,676
Swire Pacific (Class A) ...............................     1,932,000      9,653
Total Hong Kong (Cost $384,857)                                          351,274

INDIA  11.0%
Common Stocks  11.0%
HDF Corporation * .....................................        81,120    $ 6,591
Hindustan Lever .......................................       275,500     10,939
Hindustan Petroleum ...................................       618,800      6,309
ITC ...................................................       696,000     13,873
Industrial Credit & Investment Corporation of India * .     5,284,800     13,773
Mahanagar Telephone * .................................     3,172,000     20,127
Ranbaxy Laboratories ..................................       687,500     11,486
State Bank of India ...................................       164,900      1,198
Tata Engineering & Locomotive .........................           300          2
Total India (Cost $76,881) ............................                   84,298

INDONESIA  0.9%
Common Stocks  0.9%
Gulf Indonesia Resources (USD) * ......................       472,000      7,257
Total Indonesia (Cost $9,163) .........................                    7,257

MALAYSIA  3.7%
Common Stocks  3.7%
Resorts World * .......................................     3,169,000      6,117
Tanjong ...............................................     5,271,000     12,012
Telekom Malaysia * ....................................     1,235,000      3,708
Tenaga Nasional .......................................     3,305,000      6,601
Total Malaysia (Cost $54,185) .........................                   28,438

PHILIPPINES  2.5%
Common Stocks  2.5%
Ayala Land ............................................    12,986,961      5,095
Bank of the Philippine Islands ........................       850,500      2,118
Philippine Long Distance Telephone ....................        85,200      2,281
Philippine Long Distance Telephone ADS (USD) ..........       100,000      2,700
San Miguel (Class B) ..................................     2,963,550      4,872
Universal Robina ......................................    11,588,000      2,193
Total Philippines (Cost $32,033) ......................                   19,259

SINGAPORE  3.2%
Common Stocks  3.2%
Singapore Airlines ....................................       294,000    $ 1,914
Singapore Press .......................................     1,853,466     20,496
Singapore Technologies Engineering * ..................     2,000,000      1,719
Singapore Telecommunications ..........................       407,000        700
Total Singapore (Cost $27,571) ........................                   24,829

SOUTH KOREA  2.3%
Common Stocks and Rights 2.3%
Korea Electric Power ..................................       298,000      4,058
Samsung Electronic ....................................       238,980     13,232
Samsung Electronic, Rights, 6/2/98* ...................        19,013        367
Total South Korea (Cost $16,292) ......................                   17,657

TAIWAN  13.3%
Common Stocks  13.3%
Acer ..................................................     1,480,000      2,469
Acer GDR (USD) ........................................       252,000      2,230
Asustek Computer GDR (USD) ............................       365,000      7,483
Bank Sino Pacific .....................................     7,797,412      5,675
Cathay Construction ...................................     5,795,840      5,378
Cathay Life Insurance .................................     2,541,000     10,172
China Trust Commercial Bank ...........................     7,734,096      9,077
Chuntex Electronics ...................................     2,407,000      4,416
Compal Electronics ....................................     2,292,500      9,977
Compeq Manufacturing ..................................       705,000      5,431
D-Link Corporation ....................................     1,535,000      3,934
Delta Electronics .....................................     1,000,000      3,670
Far East Textile ......................................     3,611,000      3,285
Far Eastern Silo & Shipping ...........................     7,593,000      7,184
Hon Hai Precision Industry ............................     1,544,000      8,990
Taiwan Semiconductor Manufacturing ....................     2,196,000      9,490
Tatung ................................................     3,849,000      3,560
Total Taiwan (Cost $110,833) ..........................                  102,421

THAILAND  2.6%
Common Stocks  2.6%
PTT Exploration & Production ..........................       692,600     $7,311
Siam Cement ...........................................       515,400      7,281
Siam Makro ............................................     3,244,000      5,330
Total Thailand (Cost $26,141) .........................                   19,922

VIETNAM  0.0%
Common Stocks  0.0%
Lazard Vietnam Fund Limited (USD) * ...................       152,800        153
Total Vietnam (Cost $462) .............................                      153

SHORT-TERM INVESTMENTS  8.2%
Money Market Funds  8.2%
Reserve Investment Fund, 5.65% ........................    62,833,998     62,834
Total Short-Term Investments (Cost $62,834) ...........                   62,834
Total Investments in Securities
96.9% of Net Assets (Cost $826,117) ...................              $   746,258
Other Assets Less Liabilities .........................                   23,993
NET ASSETS ............................................              $   770,251

*    Non-income producing
ADR  American depository receipt
ADS  American depository share
GDR  Global depository receipt
HKD  Hong Kong dollar
USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Asia Fund
================================================================================
Unaudited                                                         April 30, 1998

================================================================================
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value (cost $826,117) ...........     $   746,258
Securities lending collateral pool ............................          85,846
Other assets ..................................................          31,070
Total assets ..................................................         863,174

Liabilities
Securities lending collateral .................................          85,846
Other liabilities .............................................           7,077
Total liabilities .............................................          92,923

NET ASSETS ....................................................     $   770,251

Net Assets Consist of:
Accumulated net investment income - net of distributions ......     $     3,245
Accumulated net realized gain/loss - net of distributions .....        (250,771)
Net unrealized gain (loss) ....................................         (81,112)
Paid-in-capital applicable to 138,103,634 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized ............       1,098,889

NET ASSETS ....................................................     $   770,251

NET ASSET VALUE PER SHARE .....................................     $      5.58

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Asia Fund
================================================================================
Unaudited

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        6 Months
                                                                           Ended
                                                                         4/30/98
Investment Income
Income
   Dividend (net of foreign taxes of $261) ..................         $   8,130
   Interest .................................................             2,670
   Total income .............................................            10,800

Expenses
   Investment management ....................................             3,298
   Shareholder servicing ....................................             1,347
   Prospectus and shareholder reports .......................               131
   Custody and accounting ...................................               126
   Registration .............................................                32
   Legal and audit ..........................................                19
   Directors ................................................                 4
   Miscellaneous ............................................                 5
   Total expenses ...........................................             4,962
Net investment income .......................................             5,838

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
   Securities ...............................................          (241,861)
   Foreign currency transactions ............................            (3,209)
   Net realized gain (loss) .................................          (245,070)
Change in net unrealized gain or loss
   Securities ...............................................           200,582
   Other assets and liabilities
   denominated in foreign currencies ........................               885
   Change in net unrealized gain or loss ....................           201,467
Net realized and unrealized gain (loss) .....................           (43,603)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ......................................         $ (37,765)


The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Asia Fund
================================================================================
Unaudited

================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                                                      6 Months                 Year
                                                                                         Ended                Ended
                                                                                       4/30/98             10/31/97
Increase (Decrease) in Net Assets
Operations
        Net investment income ..............................................         $   5,838          $    14,020
        Net realized gain (loss) ...........................................          (245,070)              35,520
        Change in net unrealized gain or loss ..............................           201,467             (400,999)
        Increase (decrease) in net assets from operations ..................           (37,765)            (351,459)
Distributions to shareholders
        Net investment income ..............................................           (11,045)             (14,114)
        Net realized gain ..................................................              --                 (2,352)
        Decrease in net assets from distributions ..........................           (11,045)             (16,466)
Capital share transactions *
        Shares sold ........................................................           293,082              731,778
        Distributions reinvested ...........................................            10,438               15,555
        Shares redeemed ....................................................          (361,246)          (1,544,017)
        Increase (decrease) in net assets from capital
        share transactions .................................................           (57,726)            (796,684)
Net Assets
Increase (decrease) during period ..........................................          (106,536)          (1,164,609)
Beginning of period ........................................................           876,787            2,041,396
End of period ..............................................................          $770,251             $876,787
*Share information
        Shares sold ........................................................            52,030               84,243
        Distributions reinvested ...........................................             1,851                1,698
        Shares redeemed ....................................................           (63,117)            (174,870)
        Increase (decrease) in shares outstanding ..........................            (9,236)             (88,929)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Asia Fund
================================================================================
Unaudited                                                         April 30, 1998

================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The New Asia Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on September 28, 1990.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in open-end mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     EMERGING MARKETS At April 30, 1998, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     SECURITIES LENDING The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. Treasury securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At April 30, 1998, the value of loaned securities was $80,182,000; aggregate collateral consisted of $85,846,000 in the securities lending collateral pool and U.S. Treasury securities valued at $69,000.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $244,231,000 and $273,467,000, respectively, for the six months ended April 30, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $2,626,000, which expire in 2003. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At April 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $826,117,000, and net unrealized loss aggregated $79,859,000, of which $44,170,000 related to appreciated investments and $124,029,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $543,000 was payable at April 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At April 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,060,000 for the six months ended April 30, 1998, of which $222,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 0.3% of the outstanding shares of the New Asia Fund at April 30, 1998. For the six months then ended, the fund was allocated $7,000 of Spectrum expenses, $3,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 1998, totaled $2,251,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended April 30, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $86,125,000 with certain affiliates of the manager and paid commissions of $292,000 related thereto.

================================================================================
T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     IN PERSON  Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     CHECKING  Available on most fixed income funds ($500 minimum).

     AUTOMATIC INVESTING  From your bank account or paycheck.

     AUTOMATIC WITHDRAWAL  Scheduled, automatic redemptions.

     DISTRIBUTION OPTIONS  Reinvest all, some, or none of your distributions.

     AUTOMATED 24-HOUR SERVICES Including Tele*Access[Registration Mark] and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     DISCOUNT BROKERAGE*

     INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


     INVESTMENT INFORMATION

     COMBINED STATEMENT  Overview of all your accounts with T. Rowe Price.

     SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

     T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

     PERFORMANCE  UPDATE  Quarterly  review of all T. Rowe  Price  fund results.

     INSIGHTS Educational reports on investment strategies and financial markets.

     INVESTMENT GUIDES  Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
================================================================================
STOCK FUNDS
------------------------------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended  Equity  Market Index
Financial  Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New  Horizons***
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap  Value***
Spectrum  Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
Emerging  Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum  International

BOND FUNDS
------------------------------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC   TAX-FREE
California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

------------------------------
INTERNATIONAL/GLOBAL
Emerging Markets Bond
Global Bond +
International Bond

MONEY MARKET FUNDS++
------------------------------
TAXABLE
Prime Reserve
Summit Cash  Reserves
U.S.  Treasury  Money

TAX-FREE
California  Tax-Free Money
New York Tax-Free  Money
Summit  Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
------------------------------
Balanced
Personal  Strategy Balanced
Personal  Strategy  Growth
Personal  Strategy  Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Formerly named Equity Index.
** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
***  Closed to new investors.
+    Formerly named Global Government Bond.
++ Neither the funds nor their share prices are insured or guaranteed by the U.S. government.
Please call for a prospectus. Read it carefully before investing.
The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.



FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
call: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price New Asia Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           F39-051  4/30/98